UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 6, 2007

INTER-TEL (DELAWARE), INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	0-10211	86-0220994
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1615 S. 52nd Street Tempe, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 449-8900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 6, 2007, the Board of Directors of the Company adopted the Amended and Restated Bylaws of Inter-Tel (Delaware), Incorporated (the “Restated Bylaws”). The Restated Bylaws reflect the following:

•

Revised to provide that stockholders holding at least 25% of the outstanding capital stock of the Company may call a special meeting of the stockholders, as compared to the previous standard permitting stockholders holding at least 10% of the outstanding capital stock of the Company to do so (Section 2.3);

•

Revised to provide that the Chairman of the Board, the Chief Executive Officer and the Secretary are authorized to call a stockholder meeting at the request of stockholders holding at least 25% of the outstanding capital stock of the Company, as opposed to the prior version of the provision which granted such authority only to the President and the Secretary (Section 2.3);

•

Revised to provide information regarding the Company’s registered office in the State of Delaware (Section 1.1) and to add a new Section providing that the fiscal year of the Company is the calendar year (Section 1.3);

•	Increased the maximum duration of a stockholder proxy from 11 months to 3 years (Section 2.14);

•	Revised to eliminate the age requirement for directors (Section 3.1);

•	Revised to eliminate the enumeration of specific powers of directors (Section 3.4);

•	Revised to specify that the Board determines the place of both regular and special meetings of the Board (Section 3.5);

•	Added provisions recognizing the existence and composition of the Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee (Sections 4.3, 4.4 and 4.5);

•

Revised provisions to permit both the Board or a Committee thereof to determine officer compensation, as opposed to the prior provision granting such authority only to the Board generally (Section 5.6);

•	Added additional details and Company procedures when issuing certificated shares, as opposed to the earlier, less detailed provision on such matters (Section 7.1);

•	Revised to permit notice to directors by facsimile, and eliminated notice by telegram (Section 8.1); and

•	Revised to reflect other minor wording and conforming changes, including deletions of duplicative and outdated or inapplicable provisions, updated cross-references, and other similar changes.

The foregoing summary is qualified in its entirety by reference to the full text of the Restated Bylaws, a copy of which is attached as Exhibit 3.1 and is incorporated into this Item 5.03 by this reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
3.1	Amended and Restated Bylaws of Inter-Tel (Delaware), Incorporated

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inter-Tel (Delaware), Incorporated

Date:	March 12, 2007	By:	/s/ Norman Stout
			Name:	Norman Stout
			Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit	Description
3.1	Amended and Restated Bylaws of Inter-Tel (Delaware), Incorporated

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